Exhibit 10.1
NATIONAL QUALITY CARE, INC.
SUBSCRIPTION AGREEMENT
National Quality Care, Inc.
9454 Wilshire Blvd., Penthouse 6
Beverly Hills, California 90212
Ladies and Gentlemen:
     1. Subscription.
          1.1 Subscription for Shares; Purchase Price. Subject to the terms and conditions of this Subscription Agreement (this “Agreement”), the undersigned hereby subscribes for and agrees to purchase ___ equity units (the “Units”) of National Quality Care, Inc., a Delaware corporation (the “Company”), at a purchase price equal to $0.16 per Unit, for a total purchase price of $___ (the “Purchase Price”). Each Unit shall consist of one share of Common Stock (each, a “Share”) of the Company and a warrant, in substantially the form of Exhibit A hereto, to purchase one half of one Share (such warrants collectively, the “Warrants”).
          1.2 Deliverables. The undersigned is delivering to the Company herewith: (i) the full amount of the Purchase Price, payable as provided in Section 1.3 below, and (ii) an executed counterpart signature page to this Agreement.
          1.3 Payment of Purchase Price. Concurrently with its execution and delivery of this Agreement, the undersigned is satisfying its obligation to pay the Purchase Price by delivery of (i) a check or money order, payable to the order of National Quality Care, Inc., or by wire transfer of immediately available funds, in the amount of $___, which amount equals not less than one third of the total Purchase Price, and (ii) a promissory note in an aggregate principal amount equal to $___ (which amount represents not more than two thirds of the total Purchase Price), which note shall be in substantially the form of Exhibit B hereto.
          1.4 Expiration of Offering. The offering will expire on June 22, 2007, subject to extension by the Board of Directors of the Company.
     2. Acceptance of Subscription. The undersigned acknowledges that the Company reserves the right, in its sole and absolute discretion, to accept or reject this subscription, in whole or in part, and that this subscription shall not be binding unless and until accepted by the Company.

     3. Representations and Warranties. The Company hereby represents and warrants to the undersigned as follows:
          3.1 Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing as a foreign corporation in each state in which the nature of its business or properties requires such qualification (except where failure to qualify would not have a material adverse effect on the Company taken as a whole), with full power and authority, corporate and otherwise, to enter into and perform this Agreement, and to execute and deliver the various instruments and documents provided for herein.
          3.2 Authorization. The execution, delivery and performance by the Company of this Agreement and the making, execution and delivery by the Company of the instruments contemplated hereby, have been duly authorized by all necessary corporate action and will not violate any provision of law, court order or decree, or of the Certificate of Incorporation or Bylaws, or result in the material breach of, or constitute a default under, or result in the creation of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument to which it is a party, or by which it or its property may be bound or affected. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms subject to general principles of equity and bankruptcy and other laws affecting creditors’ rights generally.
          3.3 Valid Issuance. The Units that are being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.
     4. Representations and Warranties. The undersigned hereby represents and warrants to the Company and its stockholders, jointly and severally, as follows:
          4.1 Purchaser Location. The residence or principal place of business, as the case may be, of the undersigned set forth below is the true and correct residence or principal place of business, as the case may be, of the undersigned and he, she or it has no present intention of becoming a resident or domiciliary of, or moving its principal place of business to, any other state, country or jurisdiction.
          4.2. Investment Intent. The Units for which the undersigned hereby subscribes will be acquired by the undersigned for investment only, for the undersigned’s own account, and not with a view to, or for sale in connection with, any distribution of the interests in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation thereunder. The Units are not being purchased for subdivision or fractionalization thereof and the undersigned has no contract, undertaking, agreement or arrangement with any person or entity to sell, hypothecate, pledge, donate or otherwise transfer (with or without consideration) to any such person or entity any Units for which the undersigned hereby subscribes. The undersigned has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

          4.3. Relationship; Sophistication. The undersigned either has a preexisting personal or business relationship with the Company or its officers or directors or, by reason of his or her business or financial experience or the business or financial experience of his or her professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect his or her own interests in connection with the purchase of Units.
          4.4. Available Information. Prior to executing this Agreement, the undersigned has received, read and understands the Company’s Form 10-KSB for the fiscal year ended December 31, 2006 (the “Form 10-KSB”), a copy of which has been previously provided. The undersigned also had made available to him, her or it all documents requested relating to an investment in the Units and has had such opportunity as he, she or it deems adequate to obtain from representatives of the Company such information as is necessary to permit the undersigned to evaluate the merits and risks of his, her or its investment in the Company.
          4.5 Reliance. The undersigned has not relied upon representations or other information (whether written or oral) other than as set forth in the Form 10-KSB or other documents provided by the Company under Section 4.4 above.
          4.6 Legal Capacity. The undersigned has the legal capacity to execute, deliver and perform the undersigned’s obligations pursuant to this Agreement.
     5. Representations as to Accredited Investor Status. The undersigned has read the definition of “Accredited Investor” from Rule 501 promulgated under the Securities Act, as set forth below, and certifies that the undersigned is an “Accredited Investor” by virtue of coming within the category the undersigned has checked below:
☐	Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

☐	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

☐	Any entity in which all of the equity owners are accredited investors.
     6. Entire Agreement; Modification. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and neither this Agreement nor any provisions hereof shall be waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought. This Agreement supersedes any and all previous proposals, documents, term sheets and information previously provided to any prospective investor with respect to the matters referenced herein. No investor should rely upon any information not expressly provided herein or in the Form 10-KSB in determining whether to purchase any Units.
     7. Notices. Any notice, demand or other communication which any party may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in the United States mail, registered or certified mail, addressed to: in the case of the Company, National Quality Care, Inc., 9454 Wilshire Blvd., Penthouse 6, Beverly Hills, California 90212, and in the case of the undersigned, at the address set forth on the signature page hereof or at such other address as the undersigned shall so notify the Company pursuant hereto or (b) delivered personally at such address.
     8. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his, her or its respective heirs, executors, administrators, successors, legal representatives and assigns.

     9. Assignability. The undersigned shall not transfer or assign this Agreement, or any of the undersigned’s interest herein, and further agrees that the transfer or assignment of any Units shall be made only in accordance with the applicable law.
     10. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the                      day of June, 2007 at                                           ,                                            .
                    (City)                               (State)

Residence or Principal Place of Business Address:

Subscriber’s Signature

Social Security Number

Printed Name

ADDITIONAL INVESTOR (if any)

Residence or Principal Place of Business Address:

Signature

Social Security Number

Printed Name

ACCEPTANCE OF SUBSCRIPTION
     The Subscription Agreement of the subscriber indicated herein below with respect to National Quality Care, Inc. is hereby accepted, and such subscriber is hereby allocated the Units indicated below.
Dated June 22, 2007

National Quality Care, Inc.
By:
Robert M. Snukal, CEO

Name of Subscriber:

Date of Subscription Agreement: June 22, 2007

Number of Units:

Purchase Price: